UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2022

Date of reporting period:	March 1, 2021 – August 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Floating Rate Income Fund

Semiannual report
8 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 21

Message from the Trustees

October 6, 2021

Dear Fellow Shareholder:

As the season changes to autumn, U.S. financial markets continue to generally perform well. Impressive corporate earnings have helped stock prices this year. Markets could face headwinds as the Federal Reserve weighs when to pare back its supportive policy measures. The Covid-19 pandemic also persists.

Putnam’s research teams, practicing their active discipline, continue to look for attractive new opportunities that the market may be mispricing. They carefully consider both potential return and risk as they select securities for portfolios to serve your financial objectives.

Thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund’s managers each have more than 30 years of investment experience

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/21. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg indices provided by Bloomberg Index Services Limited.

4 Floating Rate Income Fund

Paul, what was the market environment like for high-yield bank loans during the reporting period?

Loans posted modest gains, predominantly from income returns, for most of the period. The fund’s benchmark, the S&P/LSTA Leveraged Loan Index, rose 1.96%, lagging high-yield bonds but outpacing the broad investment-grade fixed-income market.

As the period began, a $1.9 trillion Covid-19 aid package signed into law by President Biden in early March boosted market sentiment. However, as the month progressed, loans with higher-quality credit ratings underperformed because heavy new issuance outweighed demand. The market rallied in April, lifted by an improved tone for risk assets, consistent retail fund inflows, and strong origination of CLOs. [CLO stands for “collateralized loan obligation.” These vehicles bundle corporate loans and sell slices of the debt to institutional investors.] Loans outperformed their fixed-rate peers in May, as investors weighed advancing Covid-19 vaccination campaigns, accelerating economic growth, and strong earnings against a rise in inflation. The asset class posted another modest gain in June but lagged its fixed-rate

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

peers due to receding inflation concerns and heavy capital market activity. Loan prices faced modest pressure in July amid substantial new issuance, increased stock market volatility, and a sharp decline in U.S. Treasury yields. The market rebounded in August, ending the period on a positive note amid steady flows into retail funds, declining supply, and continued solid demand from CLOs.

Within the fund’s benchmark, nearly every cohort generated a gain with returns in a fairly tight range. Energy [+5%] was the best-performing group, powered by a 13% advance in the price of U.S. crude oil. Other outperformers included consumer products, services, and retail, each of which rose about 3%. Conversely, broadcasting [–0.4%], utilities [–0.3%], and cable & satellite [+1%] were the primary laggards. From a credit-rating perspective, lower-quality loans outperformed the benchmark, signaling a comfort level with risk as investors sought higher yields.

The fund trailed the benchmark and the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Security selection and underweight allocations in the technology, services, and healthcare sectors hampered performance versus the benchmark.

In terms of individual holdings, greater-than-benchmark positions in TV broadcasting company Sinclair Broadcast Group and software developer Rocket Software hampered relative performance. Not owning energy exploration and production company and index member Fieldwood Energy also detracted on a relative basis. We sold the fund’s position in Rocket Software during the period.

On the plus side, avoiding several underperforming index components aided performance versus the benchmark. These included movie-theater operator Cineworld Group, electric utility Lightstone Holdco, and women’s clothing retailer Ascena Retail Group.

How did you use derivatives during the period?

Our limited use of derivatives entailed a small position in credit default swaps, which we used to help hedge the fund’s credit and market risks, and to gain exposure to specific issuers.

What is your outlook for the bank-loan market over the coming months?

We have a positive outlook for loan market fundamentals and the overall supply-and-demand backdrop. Our view on valuation is more neutral, given the relative tightness of yield spreads in the market as of period-end. That said, we think loan spreads are somewhat more attractive than high-yield bond spreads. [Spreads are the yield advantage loans and credit-sensitive bonds offer over comparable-maturity U.S. Treasuries.]

Our optimism is driven by the sizable percentage of Americans who have received Covid-19 vaccines, along with continued government stimulus. There is some concern that the Delta variant of Covid-19 could jeopardize the recovery. However, given the high vaccination rate in the United States and the localization of the variant in certain states, we don’t believe the emergence of this variant will significantly affect the recovery.

Within this environment, we remain focused on the health of loan issuers’ balance sheets and liquidity metrics, with an eye toward default risk or a credit-rating downgrade.

Expectations for defaults have meaningfully improved this year, given the liquidity in the market. In our view, many troubled issuers have been given the lifeline they need to continue operating. Including distressed exchanges,

Floating Rate Income Fund 7

the U.S. leveraged loan default rate ended the period at 1.07%, down substantially from 4.6% at the end of last August. The departure of large default/distressed totals from August 2020 helped lower the rolling 12-month default rate calculation. We think the default rate could stay below its long-term average of 3% during the remainder of 2021 and into 2022.

As for supply/demand dynamics, new issuance of loans totaled $601.1 billion on a year-to-date [YTD] basis through August 2021, more than double the amount issued during the same period last year. About 59% of this year’s new issuance has been used to refinance existing debt. On the demand side, loan funds [mutual funds and exchange-traded funds] posted inflows of $31.4 billion for the YTD period compared with outflows of $24.8 billion during the first eight months of 2020.

CLOs continued to be a major source of loan demand this period. On a YTD basis through August, CLO volume equaled $270.7 billion compared with $74.4 billion for the same period in 2020. CLOs now account for roughly two thirds of the total assets in the loan market, while retail funds represent only about 10%.

Despite a substantial increase in loan supply, we think the market’s technical environment is favorable. In addition to demand from CLOs, we have seen strong demand from retail investors, who are seeking assets with relatively low interest-rate sensitivity that provide higher yields compared with other fixed-income alternatives.

From a valuation standpoint, the average spread of the fund’s benchmark tightened to 4.3 percentage points over U.S. Treasuries as of period-end, below the long-term average of about 6 percentage points. The benchmark’s yield was 4.78% as of August 31, significantly below its 11-year average of 7.25%. Optimism over continued government stimulus and vaccine distribution has driven loan prices higher and yields lower during the past year. Despite tighter spreads and lower yields, we think the market’s income level remains comparatively attractive versus much lower global yields.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.40%	46.90%	3.92%	16.34%	3.07%	7.26%	2.36%	5.11%	1.13%
After sales charge	3.26	43.60	3.68	13.72	2.61	4.85	1.59	2.74	–1.15
Class B (9/7/04)
Before CDSC	3.16	44.39	3.74	15.18	2.87	6.74	2.20	5.03	1.03
After CDSC	3.16	44.39	3.74	15.18	2.87	6.74	2.20	4.03	0.03
Class C (9/7/04)
Before CDSC	3.03	38.34	3.30	11.91	2.28	4.86	1.59	4.33	0.63
After CDSC	3.03	38.34	3.30	11.91	2.28	4.86	1.59	3.33	–0.37
Class R (9/7/04)
Net asset value	3.14	43.27	3.66	14.89	2.81	6.58	2.15	4.98	1.00
Class R6 (5/22/18)
Net asset value	3.66	51.18	4.22	18.11	3.38	8.50	2.76	5.59	1.29
Class Y (10/4/05)
Net asset value	3.64	50.80	4.19	17.81	3.33	8.20	2.66	5.50	1.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 Floating Rate Income Fund

Comparative index returns For periods ended 8/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P/LSTA Leveraged
Loan Index*	4.70%	61.22%	4.89%	25.39%	4.63%	13.00%	4.16%	8.39%	1.96%
Lipper Loan
Participation Funds	3.59	47.62	3.95	19.25	3.57	9.10	2.93	7.57	1.82
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/21, there were 247, 242, 225, 204, 122, and 26 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	6		6	6	6	6	6
Income	$0.102602		$0.094285	$0.071534	$0.092235	$0.116261	$0.113020
Capital gains	—		—	—	—	—	—
Total	$0.102602		$0.094285	$0.071534	$0.092235	$0.116261	$0.113020
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/28/21	$8.27	$8.46	$8.27	$8.27	$8.27	$8.28	$8.28
8/31/21	8.26	8.45	8.26	8.25	8.26	8.27	8.27
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	2.65%	2.59%	2.45%	1.89%	2.40%	2.98%	2.90%
Current 30-day
SEC yield[2]	N/A	2.45	2.31	1.77	2.26	2.82	2.76

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Floating Rate Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.42%	47.53%	3.97%	16.41%	3.09%	7.50%	2.44%	5.77%	1.89%
After sales charge	3.28	44.21	3.73	13.79	2.62	5.08	1.67	3.39	–0.40
Class B (9/7/04)
Before CDSC	3.18	45.01	3.79	15.11	2.85	6.72	2.19	5.43	1.66
After CDSC	3.18	45.01	3.79	15.11	2.85	6.72	2.19	4.43	0.66
Class C (9/7/04)
Before CDSC	3.05	38.77	3.33	11.98	2.29	5.09	1.67	4.98	1.51
After CDSC	3.05	38.77	3.33	11.98	2.29	5.09	1.67	3.98	0.51
Class R (9/7/04)
Net asset value	3.15	43.71	3.69	14.82	2.80	6.56	2.14	5.38	1.64
Class R6 (5/22/18)
Net asset value	3.67	51.47	4.24	18.04	3.37	8.48	2.75	5.98	1.93
Class Y (10/4/05)
Net asset value	3.66	51.08	4.21	17.74	3.32	8.18	2.66	5.90	1.89

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/21	1.04%	1.24%	1.79%	1.29%	0.70%	0.79%
Annualized expense ratio for the
six-month period ended 8/31/21	1.00%	1.20%	1.75%	1.25%	0.68%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Floating Rate Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/21 to 8/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.07	$6.08	$8.85	$6.33	$3.45	$3.80
Ending value (after expenses)	$1,011.30	$1,010.30	$1,006.30	$1,010.00	$1,012.90	$1,012.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/21, use the following calculation method. To find the value of your investment on 3/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.09	$6.11	$8.89	$6.36	$3.47	$3.82
Ending value (after expenses)	$1,020.16	$1,019.16	$1,016.38	$1,018.90	$1,021.78	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Floating Rate Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). The value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Floating Rate Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Floating Rate Income Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Floating Rate Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2021, Putnam employees had approximately $583,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Floating Rate Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

18 Floating Rate Income Fund

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. PSERV has agreed to maintain the first expense limitation until at least August 31, 2022 and Putnam Management has agreed to maintain the second expense limitation until at least June 30, 2022. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’

Floating Rate Income Fund 19

management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing

20 Floating Rate Income Fund

an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 248, 230 and 204 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Floating Rate Income Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Floating Rate Income Fund

The fund’s portfolio 8/31/21 (Unaudited)

SENIOR LOANS (91.0%)*c	Principal amount	Value
Advertising and marketing services (1.5%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.628%, 8/21/26	$3,315,708	$3,235,169
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.585%, 12/17/26	3,198,865	3,178,360
		6,413,529
Aerospace and defense (1.2%)
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	855,000	878,513
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD 3 Month + 2.25%), 2.335%, 5/30/25	1,576,345	1,549,973
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD 3 Month + 2.25%), 2.335%, 12/9/25	1,480,785	1,456,456
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 5/3/26	1,364,705	1,364,705
		5,249,647
Automotive (0.7%)
American Trailer World Corp. bank term loan FRN (1 Month US LIBOR + 3.75%), 4.50%, 3/5/28	1,000,000	988,210
Rough Country, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.052%, 7/26/28	2,000,000	1,993,760
		2,981,970
Basic materials (9.7%)
ACProducts Holdings, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.25%), 4.75%, 5/17/28	1,000,000	998,960
Alpha 3 BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	2,360,000	2,349,522
Core & Main LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.588%, 6/10/28	2,000,000	1,978,340
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	2,167,594	2,157,493
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.085%, 9/6/24	1,275,762	1,267,253
GEON Performance Solutions, LLC bank term loan FRN Ser. B, (1 Month US LIBOR + 4.75%), 5.50%, 8/20/28	1,000,000	1,001,880
Herens US Holdco Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.552%, 4/30/28	2,680,000	2,680,000
Ineos US Petrochem, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 1/29/26	1,000,000	996,750
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	1,625,925	1,623,389
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.647%, 3/1/26	2,617,478	2,594,576
PQ Group Holdings, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.25%, 4/30/28	1,000,000	999,380
Pregis TopCo, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 8/1/26	1,500,000	1,498,125
Pretium PKG Holdings, Inc. bank term loan FRN (1 Month US LIBOR + 4.00%), 4.75%, 11/5/27	1,492,500	1,491,261
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 3.00%), 3.081%, 6/11/28	1,000,000	991,410

Floating Rate Income Fund 23

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Basic materials cont.
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.585%, 2/1/27	$3,052,668	$3,014,907
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	2,172,311	2,174,635
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.585%, 6/26/26	447,000	445,511
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.085%, 6/26/25	1,982,171	1,979,336
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.838%, 10/1/25	1,767,518	1,746,060
Sylvamo Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.50%), 5.00%, 8/20/28	1,500,000	1,498,125
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.108%, 5/3/26	2,578,139	2,558,803
TMS International Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 8/14/24	712,624	709,060
TMS International Corp./DE bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 8/14/24	189,050	188,105
Trinseo Materials Operating SCA bank term loan FRN Ser. B, (1 Month US LIBOR + 2.50%), 2.607%, 5/3/28 (Luxembourg)	2,000,000	1,982,000
WR Grace Holdings, LLC bank term loan FRN Ser. B, (1 Month US LIBOR + 3.75%), 4.25%, 8/12/28	3,000,000	3,005,010
		41,929,891
Broadcasting (3.8%)
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 3.841%, 3/4/25	2,548,580	2,532,652
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.34%, 8/24/26	1,451,307	902,829
Entercom Media Corp. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 2.50%), 2.585%, 11/17/24	2,061,672	2,030,314
EW Scripps Co. (The) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.75%, 12/15/27	901,250	899,619
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD 3 Month + 2.50%), 2.586%, 1/2/26	1,600,175	1,588,382
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	976,302	971,665
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.085%, 5/1/26	1,472,582	1,458,783
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.586%, 6/19/26	2,372,551	2,359,573
Sinclair Broadcasting bank term loan FRN Ser. B2B, (BBA LIBOR USD 3 Month + 2.50%), 2.59%, 7/18/26	1,052,322	1,029,697
Univision Communications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.336%, 3/24/26	3,073,528	3,063,446
		16,836,960
Building materials (3.5%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	2,890,264	2,890,727
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	2,932,149	2,919,336

24 Floating Rate Income Fund

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Building materials cont.
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	$1,735,513	$1,731,538
LBM Acquisition, LLC bank term loan FRN (1 Month US LIBOR + 3.75%), 4.50%, 12/17/27	333,333	328,250
LBM Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 12/17/27	1,496,250	1,473,432
LBM Acquisition, LLC bank term loan FRN Ser. B2, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 12/18/27	666,667	656,500
LBM Acquisition, LLC bank term loan FRN Ser. B2-DD, (1 Month US LIBOR + 3.75%), 4.50%, 12/18/27 U	333,333	328,250
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	1,935,000	1,667,331
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	885,387	849,697
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	2,624,778	2,618,216
		15,463,277
Commercial and consumer services (2.6%)
Allied Universal Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 5/5/28	1,000,000	999,580
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.34%, 10/30/26	2,614,604	2,606,211
Iron Mountain, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.835%, 1/2/26	1,778,999	1,758,238
Pitney Bowes, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.012%, 3/12/28	1,995,000	1,996,995
Prime Security Services Borrower, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.50%, 9/23/26	2,280,098	2,275,104
Signal Parent, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.586%, 3/25/28	2,000,000	1,960,840
		11,596,968
Communication services (6.8%)
Altice France SA (France) bank term loan FRN Ser. B12, (BBA LIBOR USD 3 Month + 3.69%), 3.814%, 1/31/26	1,655,598	1,639,456
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.335%, 1/30/29	1,320,000	1,312,582
Asurion, LLC bank term loan FRN Ser. B6, (BBA LIBOR USD 3 Month + 3.13%), 3.21%, 11/3/23	952,509	941,994
Asurion, LLC bank term loan FRN Ser. B8, (BBA LIBOR USD 3 Month + 3.25%), 3.335%, 12/23/26	1,496,241	1,466,555
Asurion, LLC bank term loan FRN Ser. B9, (1 Month US LIBOR + 3.25%), 3.339%, 7/31/27	500,000	489,895
Charter Communications Operating, LLC bank term loan FRN Ser. B2, (BBA LIBOR USD 3 Month + 1.75%), 1.84%, 2/1/27	1,139,262	1,127,061
Cogeco Financing 2 LP bank term loan FRN (1 Month US LIBOR + 2.50%), 3.00%, 7/28/28	2,500,000	2,488,125
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.345%, 7/17/25	2,147,327	2,114,344
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.121%, 7/22/27	3,500,000	3,498,005

Floating Rate Income Fund 25

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Communication services cont.
First Opportunity Fund, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/27/28	$2,000,000	$1,995,000
Frontier Communications Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 3.75%), 4.50%, 10/8/27	2,992,500	2,986,904
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4, (BBA LIBOR USD 3 Month + 4.50%), 8.75%, 1/2/24	2,000,000	2,033,120
Level 3 Parent, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.835%, 3/1/27	965,432	950,951
SFR Group SA bank term loan FRN Ser. B11, (BBA LIBOR USD 3 Month + 2.75%), 2.879%, 7/31/25	2,581,922	2,536,739
WideOpenWest Finance, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 8/6/23	1,507,051	1,503,826
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR + 3.00%), 3.085%, 3/9/27	2,895,066	2,855,751
		29,940,308
Communications equipment (0.9%)
CommScope, Inc. bank term loan FRN Ser. B2, (BBA LIBOR USD 3 Month + 3.25%), 3.335%, 2/7/26	1,521,767	1,503,125
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.592%, 7/2/25	2,651,966	2,587,337
		4,090,462
Computers (3.0%)
Atlas CC Acquisition Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.802%, 4/29/28	1,661,972	1,665,661
Atlas CC Acquisition Corp. bank term loan FRN Ser. C, (BBA LIBOR USD 3 Month + 4.25%), 4.802%, 4/29/28	338,028	338,779
Ivanti Software, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 12/1/27	1,995,000	1,996,257
Rackspace Technology Global, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.50%, 2/3/28	2,807,963	2,776,654
RealPage, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 3.25%), 3.75%, 4/22/28	2,850,000	2,831,846
Sovos Compliance, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.50%), 5.00%, 7/29/28	1,279,110	1,282,947
Sovos Compliance, LLC bank term loan FRN Ser. DD, (1 Month US LIBOR + 4.50%), 5.00%, 7/29/28	220,890	221,553
Xperi Holding Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.512%, 6/8/28	2,000,000	1,982,500
		13,096,197
Consumer (—%)
Reynolds Consumer Products, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 1.75%), 1.835%, 1/29/27	4,986	4,949
		4,949
Consumer staples (3.9%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.00%, 7/12/24	2,784,476	2,780,495
BJ’s Wholesale Club, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.00%), 2.097%, 2/3/24	1,435,649	1,433,998
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	2,394,253	2,360,662

26 Floating Rate Income Fund

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Consumer staples cont.
Hertz Corp. (The) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.802%, 6/30/28	$1,682,848	$1,675,039
Hertz Corp. (The) bank term loan FRN Ser. C, (BBA LIBOR USD 3 Month + 3.50%), 3.802%, 6/14/28	317,152	315,681
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	223,875	223,595
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/25	2,144,307	2,135,601
Journey Personal Care Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.00%, 2/19/28	2,000,000	2,003,760
VM Consolidated, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.397%, 3/19/28	1,995,000	1,984,187
Weight Watchers International bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 4/13/28	2,000,000	1,990,000
		16,903,018
Containers (1.6%)
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.336%, 4/3/24	3,067,871	2,985,438
Graham Packaging Co., Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.75%, 8/4/27	1,661,260	1,653,170
Reynolds Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR + 3.25%), 3.335%, 2/5/26	1,582,050	1,570,580
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.75%), 2.835%, 2/5/23	799,689	794,563
		7,003,751
Electronics (0.3%)
TTM Technologies, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 2.586%, 9/28/24	1,309,237	1,303,515
		1,303,515
Energy (2.9%)
Apergy Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.625%, 5/9/25	674,699	669,639
BCP Renaissance Parent, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 10/31/24	997,254	986,035
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	2,985,000	2,961,210
Centurion Pipeline Co., LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.239%, 9/26/25	997,442	976,875
ChampionX Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 5.00%), 6.00%, 6/3/27	717,250	726,216
DT Midstream, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.50%, 5/25/28	1,000,000	998,750
Lower Cadence Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.178%, 5/22/26	1,496,170	1,493,432
Moda Midstream, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.37%, 9/25/25	1,994,885	1,990,396
Prairie ECI Acquiror LP bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 4.835%, 3/11/26	2,000,000	1,930,000
		12,732,553

Floating Rate Income Fund 27

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Entertainment (1.4%)
Allen Media, LLC bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 5.596%, 2/10/27	$785,714	$776,286
Allen Media, LLC bank term loan FRN Ser. DD, (1 Month US LIBOR + 5.50%), 5.596%, 2/10/27 U	714,286	705,714
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.089%, 4/22/26	2,301,909	2,048,216
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.897%, 9/18/24	2,867,123	2,685,548
		6,215,764
Environmental (0.7%)
Madison IAQ, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 6/15/28	3,000,000	2,979,390
		2,979,390
Financials (6.1%)
Acrisure, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 3.852%, 2/15/27	1,000,000	989,380
Advisor Group Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.50%), 4.585%, 7/31/26	2,733,063	2,731,205
Alliant Holdings I, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.335%, 4/27/25	2,887,796	2,855,308
AmWINS Group, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 2/19/28	1,500,000	1,484,790
Apollo Commercial Real Estate Finance, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 3/11/28	1,446,375	1,435,527
Aretec Group, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.335%, 10/1/25	2,433,760	2,415,506
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.335%, 11/28/25	2,932,500	2,866,519
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.585%, 12/7/25	2,590,333	2,545,002
Greystone Select Financial, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 5/6/28	1,495,385	1,487,908
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.875%, 4/25/25	3,605,830	3,562,849
USI, Inc./NY bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.147%, 5/16/24	2,689,255	2,664,379
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 1.75%), 1.838%, 12/15/24	1,887,955	1,876,363
		26,914,736
Gaming and lottery (3.5%)
Bally’s Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 3.25%), 3.75%, 8/6/28	2,500,000	2,494,200
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.332%, 9/15/23	1,786,252	1,781,269
CCM Merger, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 11/4/25	869,091	867,640
Gateway Casinos & Entertainment, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.647%, 3/13/25	1,747,798	1,742,555
Golden Nugget, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 12.00%), 13.00%, 10/4/23	190,000	205,200

28 Floating Rate Income Fund

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Gaming and lottery cont.
Golden Nugget, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 10/4/23	$2,266,399	$2,250,263
Raptor Acquisition Corp. bank term loan FRN (1 Month US LIBOR + 4.00%), 4.75%, 11/1/26	1,500,000	1,502,250
Scientific Games International, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 2.75%), 2.835%, 8/14/24	2,805,309	2,778,519
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.368%, 7/29/25	1,930,557	1,919,186
		15,541,082
Health care (9.4%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 4/12/24	2,823,276	2,772,683
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.085%, 5/17/25	1,999,449	1,991,631
Commerce Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 4.00%, 6/28/24	997,402	993,971
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.836%, 2/4/27	1,980,376	1,944,650
Endo Luxembourg Finance Co. I Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 3/11/28	1,496,250	1,450,525
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 3.835%, 10/10/25	2,917,632	2,558,413
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	2,572,075	2,581,180
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.082%, 11/15/27	2,447,880	2,413,609
Icon Luxembourg Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 6/16/28	1,440,979	1,439,481
Indigo Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 6/16/28	359,021	358,647
Insulet Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 3.25%), 3.75%, 5/4/28	2,000,000	1,997,500
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (1 Month US LIBOR + 3.50%), 4.00%, 4/22/28 (Luxembourg)	2,850,000	2,850,000
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	2,820,000	2,824,709
Organon & Co. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 4/8/28	3,000,000	3,008,760
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.091%, 6/30/25	2,297,017	2,293,664
Phoenix Newco, Inc. bank term loan FRN (1 Month US LIBOR + 3.50%), 4.00%, 8/11/28	3,000,000	2,998,500
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 6.50%), 7.50%, 4/29/25	1,393,135	1,391,686
Sotera Health Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 12/13/26	667,000	661,998
Surgery Center Holdings, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 8/31/26	2,428,608	2,428,997
West Street Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.835%, 9/27/24	2,234,216	2,230,909
		41,191,513

Floating Rate Income Fund 29

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Household furniture and appliances (0.5%)
Osmosis Debt Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.126%, 6/17/28	$1,777,778	$1,776,818
Osmosis Debt Merger Sub, Inc. bank term loan FRN Ser. DD, (1 Month US LIBOR + 4.00%), 4.50%, 6/17/28 U	222,222	222,102
		1,998,920
Industrial (0.5%)
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.085%, 3/29/25	2,420,865	2,396,971
		2,396,971
Leisure (0.8%)
Hayward Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.052%, 5/14/28	1,000,000	994,790
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	2,660,000	2,658,351
		3,653,141
Lodging/Tourism (1.4%)
Caesars Resort Collection, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 2.75%), 2.835%, 9/28/24	3,850,253	3,815,677
Carnival Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.75%, 6/30/25	495,000	491,659
Hilton Grand Vacations Borrower, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 6/30/28	2,000,000	1,995,500
		6,302,836
Machinery (3.8%)
Gardner Denver, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.835%, 3/1/27	990,000	988,149
Granite US Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.147%, 9/30/26	1,433,038	1,434,829
Harsco Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.75%, 3/5/28	2,000,000	1,982,000
Pro Mach Group, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.00%), 5.00%, 8/13/28	2,581,006	2,582,632
Pro Mach Group, Inc. bank term loan FRN Ser. DD, (1 Month US LIBOR + 4.00%), 5.00%, 8/13/28 U	418,994	419,258
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	2,836,935	2,773,388
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.404%, 6/30/27	2,694,688	2,690,943
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	1,000,000	998,610
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.846%, 3/2/27	2,734,491	2,715,705
		16,585,514
Manufacturing (0.8%)
Gates Global, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 3/31/27	1,392,599	1,385,497
Thermon Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.75%, 10/30/24	2,125,568	2,114,940
		3,500,437

30 Floating Rate Income Fund

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Media (0.4%)
Lions Gate Capital Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.335%, 3/24/25	$1,782,225	$1,761,284
		1,761,284
Office equipment and supplies (0.5%)
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.126%, 4/9/26	2,463,293	2,324,388
		2,324,388
Publishing (1.6%)
Cengage Learning, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 6/29/26	3,190,000	3,197,082
Mav Acquisition Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 7/30/28	3,000,000	2,977,500
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.397%, 1/31/25	693,000	706,860
		6,881,442
Retail (1.8%)
Bass Pro Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 5.00%, 2/26/28	2,487,500	2,495,783
Park River Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 12/28/27	997,500	990,767
Petco Health & Wellness Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 2/25/28	1,995,000	1,990,013
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 1/29/28	2,600,000	2,602,158
		8,078,721
Software (4.9%)
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 3.835%, 10/2/25	3,414,118	3,390,287
By Crown Parent, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.00%, 1/30/26	2,385,900	2,379,935
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.582%, 4/30/25	2,029,837	1,992,285
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	2,589,976	2,585,936
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	2,537,250	2,541,487
IGT Holding IV AB bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 3/22/28	3,042,375	3,040,489
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	3,290,000	3,286,052
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 6.75%), 7.50%, 5/3/27	255,000	258,667
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 3.835%, 4/5/26	1,965,000	1,965,413
		21,440,551
Technology services (3.8%)
Ahead DB Holdings, LLC bank term loan FRN Ser. B, (1 Month US LIBOR + 3.75%), 4.50%, 10/16/27	2,985,000	2,989,806
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	3,138,122	3,106,740

Floating Rate Income Fund 31

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Technology services cont.
Ingram Micro, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 4/1/28	$2,000,000	$2,003,000
Proofpoint, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 3.25%), 3.75%, 6/10/28	3,000,000	2,980,830
Star Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.338%, 2/1/26	2,454,031	2,434,104
Tempo Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 10/1/26	2,601,483	2,600,936
Tenable, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 7/7/28	500,000	497,500
		16,612,916
Transportation (2.0%)
Air Canada bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.25%, 7/27/28	500,000	499,195
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	3,295,000	3,390,753
KKR Apple Bidco, LLC bank term loan FRN (1 Month US LIBOR + 5.75%), 6.25%, 7/13/29	750,000	759,375
Skymiles IP, Ltd. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.75%, 9/16/27	1,000,000	1,059,810
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	2,852,850	2,855,760
		8,564,893
Trucks and parts (2.8%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.585%, 4/1/28	3,140,400	3,131,890
American Axle and Manufacturing, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	750,733	747,333
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.335%, 4/30/26	3,847,850	3,802,941
Tenneco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.085%, 10/1/25	997,442	986,221
TI Group Automotive Systems, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/16/26	997,500	997,500
Wheel Pros, Inc. bank term loan FRN (1 Month US LIBOR + 4.50%), 5.25%, 5/11/28	2,000,000	2,000,000
Wheel Pros, Inc. bank term loan FRN (1 Month US LIBOR + 4.50%), 5.25%, 5/11/28	500,000	500,065
		12,165,950
Utilities and power (1.5%)
Buckeye Partners LP bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 2.336%, 11/1/26	1,975,075	1,952,243
Calpine Construction Finance Co. LP bank term loan FRN (BBA LIBOR USD 3 Month + 2.00%), 2.085%, 1/15/25	1,556,642	1,531,346
Pacific Gas & Electric Co. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 6/23/25	1,485,000	1,420,655
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 1.75%), 1.836%, 12/1/25	1,636,029	1,614,417
		6,518,661

32 Floating Rate Income Fund

SENIOR LOANS (91.0%)*c cont.	Principal amount	Value
Waste Management (0.4%)
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 5/31/25	$1,450,143	$1,450,665
Patriot Container Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.75%, 3/20/25	492,366	488,674
		1,939,339
Total senior loans (cost $399,631,328)		$399,115,444

CORPORATE BONDS AND NOTES (2.3%)*	Principal amount	Value
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	$1,000,000	$1,075,000
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	490,000	550,160
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	1,000,000	1,027,460
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.449%, perpetual maturity	1,000,000	970,000
Meredith Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/1/25	600,000	645,000
MGM Resorts International company guaranty sr. unsec. notes 6.00%, 3/15/23	770,000	815,238
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	540,000	554,693
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	1,150,000	1,201,750
Pacific Gas and Electric Co. FRN (BBA LIBOR USD 3 Month + 1.48%), 1.598%, 6/16/22	1,000,000	1,000,349
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 9.125%, 6/15/23	1,000,000	1,090,000
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	766,000	775,575
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	371,000	376,101
Total corporate bonds and notes (cost $9,623,225)		$10,081,326

COMMON STOCKS (—%)*	Shares	Value
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	$148,049
Tribune Media Co. Class 1C	591,290	59,129
Total common stocks (cost $142,355)		$207,178

SHORT-TERM INVESTMENTS (14.6%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	62,906,402	$62,906,402
U.S. Treasury Bills 0.044%, 10/19/21 §		$600,000	599,962
U.S. Treasury Bills 0.007%, 9/14/21 §		600,000	599,993
Total short-term investments (cost $64,106,366)			$64,106,357

TOTAL INVESTMENTS
Total investments (cost $473,503,274)	$473,510,305

Floating Rate Income Fund 33

Key to holding’s abbreviations
bp	Basis Points
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2021 through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $438,671,980.
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,120,943 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
U	This security, in part or in entirety, represents an unfunded loan commitment (Note 8).
At the close of the reporting period, the fund maintained liquid assets totaling $13,900,000 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 8/31/21 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 36 Index	B+/P	$(1,273,215)	$13,900,000	$1,360,810	6/20/26	500 bp — Quarterly	$226,595
Total	$(1,273,215)		$226,595
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

34 Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$59,129	$—
Utilities and power	—	148,049	—
Total common stocks	—	207,178	—
Corporate bonds and notes	—	10,081,326	—
Senior loans	—	399,115,444	—
Short-term investments	—	64,106,357	—
Totals by level	$—	$473,510,305	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$1,499,810	$—
Totals by level	$—	$1,499,810	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of assets and liabilities 8/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $410,596,872)	$410,603,903
Affiliated issuers (identified cost $62,906,402) (Note 5)	62,906,402
Cash	593,548
Interest and other receivables	1,341,474
Receivable for shares of the fund sold	771,651
Receivable for investments sold	5,249,619
Prepaid assets	72,439
Total assets	481,539,036

LIABILITIES
Payable for investments purchased	39,629,978
Payable for purchases of delayed delivery securities (Note 1)	1,677,335
Payable for shares of the fund repurchased	500,768
Payable for compensation of Manager (Note 2)	199,838
Payable for custodian fees (Note 2)	6,388
Payable for investor servicing fees (Note 2)	83,048
Payable for Trustee compensation and expenses (Note 2)	129,994
Payable for administrative services (Note 2)	1,151
Payable for distribution fees (Note 2)	128,006
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,304
Distributions payable to shareholders	93,087
Other accrued expenses	416,159
Total liabilities	42,867,056

Net assets	$438,671,980

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$504,461,514
Total distributable earnings (Note 1)	(65,789,534)
Total — Representing net assets applicable to capital shares outstanding	$438,671,980

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($254,082,730 divided by 30,746,868 shares)	$8.26
Offering price per class A share (100/97.75 of $8.26)*	$8.45
Net asset value and offering price per class B share ($1,992,896 divided by 241,283 shares)**	$8.26
Net asset value and offering price per class C share ($24,528,787 divided by 2,971,478 shares)**	$8.25
Net asset value, offering price and redemption price per class R share
($632,769 divided by 76,606 shares)	$8.26
Net asset value, offering price and redemption price per class R6 share
($7,356,837 divided by 889,490 shares)	$8.27
Net asset value, offering price and redemption price per class Y share
($150,077,961 divided by 18,144,568 shares)	$8.27

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of operations Six months ended 8/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $25,029 from investments in affiliated issuers) (Note 5)	$7,162,352
Total investment income	7,162,352

EXPENSES
Compensation of Manager (Note 2)	1,097,721
Investor servicing fees (Note 2)	243,324
Custodian fees (Note 2)	7,594
Trustee compensation and expenses (Note 2)	7,918
Distribution fees (Note 2)	447,665
Administrative services (Note 2)	3,475
Other	143,158
Total expenses	1,950,855
Expense reduction (Note 2)	(372)
Net expenses	1,950,483

Net investment income	5,211,869

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(805,983)
Swap contracts (Note 1)	107,845
Total net realized loss	(698,138)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(207,333)
Swap contracts	226,595
Total change in net unrealized appreciation	19,262

Net loss on investments	(678,876)

Net increase in net assets resulting from operations	$4,532,993

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/21*	Year ended 2/28/21
Operations
Net investment income	$5,211,869	$9,891,551
Net realized loss on investments	(698,138)	(16,265,792)
Change in net unrealized appreciation of investments	19,262	10,307,844
Net increase in net assets resulting from operations	4,532,993	3,933,603
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,007,567)	(5,905,734)
Class B	(31,615)	(128,248)
Class C	(231,567)	(867,557)
Class R	(7,172)	(17,912)
Class R6	(84,902)	(161,373)
Class Y	(1,609,956)	(2,809,682)
Increase (decrease) from capital share transactions (Note 4)	84,686,481	(39,618,322)
Total increase (decrease) in net assets	84,246,695	(45,575,225)

NET ASSETS
Beginning of period	354,425,285	400,000,510
End of period	$438,671,980	$354,425,285

* Unaudited.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund

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Floating Rate Income Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
August 31, 2021**	$8.27	.11	(.02)	.09	(.10)	—	(.10)	$8.26	1.13*	$254,083	.51*	1.30*	29*
February 28, 2021	8.28	.24	(.02)	.22	(.23)	—	(.23)	8.27	2.87	220,335	1.04	2.96	32
February 29, 2020	8.46	.36	(.16)	.20	(.37)	(.01)	(.38)	8.28	2.31	226,047	1.03	4.28	33
February 28, 2019	8.62	.36	(.14)	.22	(.38)	—	(.38)	8.46	2.60	281,109	1.03	4.22	40
February 28, 2018	8.63	.33	(.02)	.31	(.32)	—	(.32)	8.62	3.71	356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	8.63	10.40	338,129	1.03[d]	3.54[d]	49
Class B
August 31, 2021**	$8.27	.10	(.02)	.08	(.09)	—	(.09)	$8.26	1.03*	$1,993	.61*	1.20*	29*
February 28, 2021	8.27	.22	—[e]	.22	(.22)	—	(.22)	8.27	2.79	3,514	1.24	2.80	32
February 29, 2020	8.46	.35	(.18)	.17	(.35)	(.01)	(.36)	8.27	1.98	6,429	1.23	4.10	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.51	9,318	1.23	4.03	40
February 28, 2018	8.63	.31	(.02)	.29	(.31)	—	(.31)	8.61	3.39	12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	8.63	10.18	16,461	1.23[d]	3.35[d]	49
Class C
August 31, 2021**	$8.27	.08	(.03)	.05	(.07)	—	(.07)	$8.25	.63*	$24,529	.89*	.93*	29*
February 28, 2021	8.27	.18	(.01)	.17	(.17)	—	(.17)	8.27	2.22	34,828	1.79	2.24	32
February 29, 2020	8.46	.30	(.18)	.12	(.30)	(.01)	(.31)	8.27	1.42	51,058	1.78	3.54	33
February 28, 2019	8.61	.30	(.14)	.16	(.31)	—	(.31)	8.46	1.95	71,231	1.78	3.46	40
February 28, 2018	8.63	.26	(.02)	.24	(.26)	—	(.26)	8.61	2.82	90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	8.63	9.58	100,047	1.78[d]	2.80[d]	49
Class R
August 31, 2021**	$8.27	.10	(.02)	.08	(.09)	—	(.09)	$8.26	1.00*	$633	.63*	1.18*	29*
February 28, 2021	8.28	.22	(.02)	.20	(.21)	—	(.21)	8.27	2.61	650	1.29	2.70	32
February 29, 2020	8.46	.34	(.16)	.18	(.35)	(.01)	(.36)	8.28	2.05	687	1.28	3.99	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.46	713	1.28	3.97	40
February 28, 2018	8.63	.30	(.02)	.28	(.30)	—	(.30)	8.61	3.33	510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	8.63	10.13	466	1.28[d]	3.32[d]	49
Class R6
August 31, 2021**	$8.28	.12	(.01)	.11	(.12)	—	(.12)	$8.27	1.29 *	$7,357	.34*	1.47*	29*
February 28, 2021	8.29	.26	(.01)	.25	(.26)	—	(.26)	8.28	3.23	4,994.70		3.30	32
February 29, 2020	8.47	.39	(.16)	.23	(.40)	(.01)	(.41)	8.29	2.66	5,700.70		4.61	33
February 28, 2019†	8.62	.31	(.14)	.17	(.32)	—	(.32)	8.47	2.05*	6,537	.53*	3.61*	40
Class Y
August 31, 2021**	$8.28	.12	(.02)	.10	(.11)	—	(.11)	$8.27	1.25*	$150,078	.38*	1.43*	29*
February 28, 2021	8.29	.26	(.02)	.24	(.25)	—	(.25)	8.28	3.13	90,104.79		3.23	32
February 29, 2020	8.47	.39	(.17)	.22	(.39)	(.01)	(.40)	8.29	2.57	110,079.78		4.57	33
February 28, 2019	8.63	.39	(.15)	.24	(.40)	—	(.40)	8.47	2.86	181,733.78		4.51	40
February 28, 2018	8.64	.35	(.01)	.34	(.35)	—	(.35)	8.63	3.97	303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	8.64	10.67	359,621	.78[d]	3.78[d]	49

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Floating Rate Income Fund	Floating Rate Income Fund 41

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42 Floating Rate Income Fund

Notes to financial statements 8/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2021 through August 31, 2021.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

Floating Rate Income Fund 43

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the

44 Floating Rate Income Fund

reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Floating Rate Income Fund 45

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 28, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,144,022	$56,406,317	$65,550,339

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $474,777,425, resulting in gross unrealized appreciation and depreciation of $3,273,868 and $3,041,178, respectively, or net unrealized appreciation of $232,690.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.278% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

46 Floating Rate Income Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$150,403	Class R6	1,506
Class B	1,737	Class Y	72,616
Class C	16,663	Total	$243,324
Class R	399

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $372 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $264, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Floating Rate Income Fund 47

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$305,124
Class B	1.00%	0.45%	6,293
Class C	1.00%	1.00%	134,633
Class R	1.00%	0.50%	1,615
Total			$447,665

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,143 from the sale of class A shares and received no monies and $830 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $28 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$181,520,211	$109,388,996
U.S. government securities (Long-term)	—	—
Total	$181,520,211	$109,388,996

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 8/31/21		YEAR ENDED 2/28/21
Class A	Shares	Amount	Shares	Amount
Shares sold	7,259,355	$59,960,577	9,337,935	$75,329,741
Shares issued in connection with
reinvestment of distributions	338,620	2,797,078	679,067	5,390,509
	7,597,975	62,757,655	10,017,002	80,720,250
Shares repurchased	(3,479,677)	(28,728,175)	(10,691,191)	(83,447,981)
Net increase (decrease)	4,118,298	$34,029,480	(674,189)	$(2,727,731)

	SIX MONTHS ENDED 8/31/21		YEAR ENDED 2/28/21
Class B	Shares	Amount	Shares	Amount
Shares sold	17,123	$141,337	7,803	$63,061
Shares issued in connection with
reinvestment of distributions	3,737	30,844	15,598	123,016
	20,860	172,181	23,401	186,077
Shares repurchased	(204,461)	(1,688,014)	(375,556)	(2,977,506)
Net decrease	(183,601)	$(1,515,833)	(352,155)	$(2,791,429)

48 Floating Rate Income Fund

	SIX MONTHS ENDED 8/31/21		YEAR ENDED 2/28/21
Class C	Shares	Amount	Shares	Amount
Shares sold	344,571	$2,842,884	438,155	$3,491,006
Shares issued in connection with
reinvestment of distributions	25,993	214,478	99,855	788,100
	370,564	3,057,362	538,010	4,279,106
Shares repurchased	(1,611,876)	(13,307,200)	(2,497,443)	(19,346,308)
Net decrease	(1,241,312)	$(10,249,838)	(1,959,433)	$(15,067,202)

	SIX MONTHS ENDED 8/31/21		YEAR ENDED 2/28/21
Class R	Shares	Amount	Shares	Amount
Shares sold	1,459	$12,048	3,158	$25,053
Shares issued in connection with
reinvestment of distributions	867	7,160	2,082	16,513
	2,326	19,208	5,240	41,566
Shares repurchased	(4,339)	(35,916)	(9,690)	(79,294)
Net decrease	(2,013)	$(16,708)	(4,450)	$(37,728)

	SIX MONTHS ENDED 8/31/21		YEAR ENDED 2/28/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	324,569	$2,683,787	322,422	$2,589,880
Shares issued in connection with
reinvestment of distributions	10,251	84,759	20,414	161,373
	334,820	2,768,546	342,836	2,751,253
Shares repurchased	(48,426)	(400,430)	(427,637)	(3,373,119)
Net increase (decrease)	286,394	$2,368,116	(84,801)	$(621,866)

	SIX MONTHS ENDED 8/31/21		YEAR ENDED 2/28/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	8,541,529	$70,632,291	3,771,257	$30,074,128
Shares issued in connection with
reinvestment of distributions	166,750	1,378,842	306,193	2,424,233
	8,708,279	72,011,133	4,077,450	32,498,361
Shares repurchased	(1,443,453)	(11,939,869)	(6,481,769)	(50,870,727)
Net increase (decrease)	7,264,826	$60,071,264	(2,404,319)	$(18,372,366)

Floating Rate Income Fund 49

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/21	cost	proceeds	income	of 8/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$29,535,600	$126,207,181	$92,836,379	$25,029	$62,906,402
Total Short-term
investments	$29,535,600	$126,207,181	$92,836,379	$25,029	$62,906,402

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

50 Floating Rate Income Fund

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $1,688,835, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
Allen Media, LLC	$714,286
LBM Acquisition, LLC	333,333
Osmosis Debt Merger Sub, Inc.	222,222
Pro Mach Group, Inc.	418,994
Totals	$1,688,835

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared credit default contracts (notional)	$11,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$1,499,810*	Payables	$—
Total		$1,499,810		$—

* Includes cumulative appreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$107,845	$107,845
Total	$107,845	$107,845

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$226,595	$226,595
Total	$226,595	$226,595

Floating Rate Income Fund 51

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc.
	(clearing broker)	Total
Assets:
Centrally cleared credit default contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Centrally cleared credit default contracts§	1,304	1,304
Total Liabilities	$1,304	$1,304
Total Financial and Derivative Net Assets	$(1,304)	$(1,304)
Total collateral received (pledged)†##	$—
Net amount	$(1,304)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $1,120,943.

Note 11: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

52 Floating Rate Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President,
	President	Assistant Clerk, and
Custodian		Assistant Treasurer
State Street Bank	James F. Clark
and Trust Company	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Legal Counsel		Principal Financial Officer,
Ropes & Gray LLP	Nancy E. Florek	Principal Accounting Officer,
	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 26, 2021